Exhibit 10.21

STOCKHOLDERS AGREEMENT

by and among

ENDEAVOR GROUP HOLDINGS, INC.,

ENDEAVOR EXECUTIVE HOLDCO, LLC

ENDEAVOR EXECUTIVE PIU HOLDCO, LLC

ENDEAVOR EXECUTIVE II HOLDCO, LLC

ARIEL EMANUEL

PATRICK WHITESELL

THE ARIEL Z. EMANUEL LIVING TRUST, DATED NOVEMBER 13, 2017

THE SILVER LAKE PARTIES NAMED HEREIN

AND

THE OTHER STOCKHOLDERS PARTY HERETO

Dated as of __, 2021

Exhibits and Annexes

Exhibit I	–	Company Charter
Exhibit II	–	Company By-laws

Annex A	–	Form of Joinder Agreement
Annex B	–	Form of Spousal Consent

STOCKHOLDERS AGREEMENT

This STOCKHOLDERS AGREEMENT (as amended, supplemented or restated from time to time, this “Agreement”) is entered into as of _________, 2021, by and among (i) Endeavor Group Holdings, Inc., a Delaware corporation (the “Company”), (ii) Endeavor Executive Holdco, LLC, a Delaware limited liability company (“Executive Holdco”), Endeavor Executive PIU Holdco, LLC, a Delaware limited liability company (“Employee Holdco I”), Endeavor Executive II Holdco, LLC, a Delaware limited liability company (“Employee Holdco II”, and together with Executive Holdco and Employee Holdco I, the “Executive Holding Companies”) and Ariel Emanuel and Patrick Whitesell (each a “Key Executive”), the Ariel Z. Emanuel Living Trust, dated November 13, 2017 (the “Executive Trust” and together with Executive Holdco, Employee Holdco I, Employee Holdco II and the Key Executives, the “Executive Equityholders”), (iii) SLP West Holdings, L.L.C., a Delaware limited liability company, SLP West Holdings II, L.L.C., a Delaware limited liability company, SLP West Holdings III, L.P., a Delaware limited partnership, SLP IV West Feeder I, LP, a Delaware limited partnership, SL SPV-1 Feeder I, LP, a Delaware limited partnership, SLP West Holdings Co-Invest, L.P., a Delaware limited partnership, SLP West Holdings Co-Invest Feeder II, L.P., a Delaware limited partnership, SLP West Holdings Co-Invest II, L.P., a Delaware limited partnership, Silver Lake Technology Investors IV (Delaware II), L.P., a Delaware limited partnership, Silver Lake Partners IV DE (AIV III), L.P., a Delaware limited partnership, SLP IV Basquiat Feeder I LP, a Delaware limited partnership, SLP West Holdings IV, L.P., a Delaware limited partnership, Silver Lake Partners VI DE (AIV), L.P., a Delaware limited Partnership and Silver Lake Technology Investors VI, L.P., a Delaware limited partnership (collectively, the “SL Equityholders”), (iv) HS Investments (A) LP (“HS A”), HS Investments NA5 Limited (“HS NA5”), HS Investments (W) Limited (together with HAS and HS NA5, the “HS Entities”), (v) SCC Growth IV Holdco II, Ltd. (the “Sequoia Entity”), (vi) Yacht Investment Holdings LLC (the “Focus Entity”), Sixjoy LLC (the “Tencent Entity”), (vi) WC HoldCo (Delaware) LLC (“Mubadala”), (vii) Atreus Holdings LLC (“Atreus”), (viii) Jasmine Ventures Pte. Ltd. (“GIC”) and (ix) CPP Investment Board (USRE III) Inc. (“CPPIB” and together with the HS Entities, the Sequoia Entity, the Focus Entity, the Tencent Entity, Mubadala, Atreus, GIC, the Executive Parties and the SL Equityholders, and any other holder of Company Securities that executes this Agreement or a Joinder hereto, the “Stockholders”).

RECITALS

WHEREAS, pursuant to the terms of the Master Restructuring Agreement (the “Restructuring Agreement”), dated as of the date hereof, by and among the Company and the Stockholders and the other Persons listed on the signature pages thereto, the parties hereto have agreed to enter into this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Certain Definitions. As used in this Agreement, the following definitions shall apply:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided that no party shall be deemed to be an Affiliate of any other party or any of its Affiliates solely by virtue of such party’s ownership of Company Securities. Notwithstanding the foregoing, no SL Party shall be considered an Affiliate of any portfolio company in which the direct or indirect equityholders of such SL Party or any of their affiliated investment funds have made a debt or equity investment (or vice versa).

“Affiliated Transferee” means (i) in the case of any Person that is an individual, any transferee of Company Securities of such Person that is (x) an immediate family member of such Person, (y) a trust, family-partnership or estate-planning vehicle for the benefit of such Person and/or any of its immediate family members or (z) an Affiliate of such Person, (ii) in the case of any Person that is a limited liability company, limited partnership or other entity, any transferee of Company Securities of such Person that is (x) an immediate family member of the individual that controls a majority of the voting or economic interest in such Person, (y) a trust, family-partnership or estate-planning vehicle for the benefit of the individual that controls a majority of the voting or economic interest in such Person and/or any of such individual’s immediate family members or (z) an Affiliate of such Person, (iii) in the case of each of the Executive Equityholders, without limiting clauses (i) or (ii), any transferee of Company Securities that is either (x) a Key Executive or (y) an Affiliate or Affiliated Transferee of either Key Executive or (iv) in the case of any transferor, without limiting clauses (i), (ii) or (iii), any transferee of shares of Class A Common Stock and/or Class X Common Stock that also received shares of Class Y Common Stock in the applicable transfer (i.e., shares of the transferor’s Class Y Common Stock were not automatically transferred to the Company and retired by the Company under Section 6.3 of the Company Charter as a result of such transaction).

“Aggregate CPP Ownership” means the total number of shares of Class A Common Stock beneficially owned (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act (but without giving effect to beneficial ownership deemed to arise solely as a result of this Agreement or by membership in a “group”, as contemplated by Rule 13d-5, with non-Affiliates)), in the aggregate and without duplication, by CPPIB or any of its Affiliates as of the date of such calculation (determined on an “as-converted” basis taking into account any and all securities convertible into, or exercisable, exchangeable or redeemable for, shares of Class A Common Stock (including Common Units that are redeemable pursuant to the Endeavor Operating LLC Agreement (without regard to any timing, vesting or other restrictions on redemptions contained therein and assuming no redemptions for cash))).

“Aggregate GIC Ownership” means the total number of shares of Class A Common Stock beneficially owned (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act (but without giving effect to beneficial ownership deemed to arise solely as a result of this Agreement or by membership in a “group”, as contemplated by Rule 13d-5, with non-Affiliates)), in the aggregate and without duplication, by GIC or any of its Affiliates as of the date of such calculation (determined on an “as-converted” basis taking into account any and all securities convertible into, or exercisable, exchangeable or redeemable for, shares of Class A Common Stock (including Common Units that are redeemable pursuant to the Endeavor Operating LLC Agreement (without regard to any timing, vesting or other restrictions on redemptions contained therein and assuming no redemptions for cash))).

“Aggregate Executive Ownership” means the total number of shares of Class A Common Stock beneficially owned (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act (but without giving effect to beneficial ownership deemed to arise solely as a result of this Agreement or by membership in a “group”, as contemplated by Rule 13d-5, with non-Affiliates)), in the aggregate and without duplication, by the Executive Parties and all Employee Holders as of the date of such calculation (determined on an “as-converted” basis taking into account any and all securities convertible into, or exercisable, exchangeable or redeemable for, shares of Class A Common Stock (including Common Units (including Profits Units exchangeable pursuant to the Endeavor Operating LLC Agreement (without regard to any timing, vesting or other restrictions on exchange contained therein)) that are redeemable pursuant to the Endeavor Operating LLC Agreement or Endeavor Manager LLC Agreement (without regard to any timing, vesting or other restrictions on redemptions contained therein and assuming no redemptions for cash))).

“Aggregate SL Ownership” means the total number of shares of Class A Common Stock beneficially owned (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act (but without giving effect to beneficial ownership deemed to arise solely as a result of this Agreement or by membership in a “group”, as contemplated by Rule 13d-5, with non-Affiliates)), in the aggregate and without duplication, by the SL Parties as of the date of such calculation (determined on an “as-converted” basis taking into account any and all securities convertible into, or exercisable, exchangeable or redeemable for, shares of Class A Common Stock (including Common Units that are redeemable pursuant to the Endeavor Operating LLC Agreement (without regard to any timing, vesting or other restrictions on redemptions contained therein and assuming no redemptions for cash))).

“Agreement” has the meaning set forth in the preamble.

“Board” means the board of directors of the Company.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable law to close.

“Class A Common Stock” means Class A common stock, $0.00001 par value per share, of the Company.

“Class B Common Stock” means Class B common stock, $0.00001 par value per share, of the Company.

“Class C Common Stock” means Class C common stock, $0.00001 par value per share, of the Company.

“Class X Common Stock” means Class X common stock, $0.00001 par value per share, of the Company.

“Class Y Common Stock” means Class Y common stock, $0.00001 par value per share, of the Company.

“Common Unit” means a common limited liability company interest in Endeavor Operating Company or Endeavor Manager, as applicable.

“Company” has the meaning set forth in the preamble.

“Company By-laws” means the Amended and Restated By-laws of the Company, a copy of which is attached hereto as Exhibit II, as amended from time to time.

“Company Charter” means the Amended and Restated Certificate of Incorporation of the Company, a copy of which is attached hereto as Exhibit I, as amended from time to time.

“Company Common Stock” means all classes and series of common stock of the Company, including the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class X Common Stock and Class Y Common Stock.

“Company Securities” means (i) the Company Common Stock and (ii) securities convertible into, or exercisable, exchangeable or redeemable for, Company Common Stock (including Common Units (including Profits Units exchangeable pursuant to the Endeavor Operating LLC Agreement (without regard to any timing, vesting or other restrictions on exchange contained therein)) redeemable pursuant to the Endeavor Operating LLC Agreement or the Endeavor Manager LLC Agreement, as applicable (without regard to any timing, vesting or other restrictions on redemption contained in either such agreement and assuming no redemptions for cash)) on an as-converted basis.

“Continued Employment Condition” has the meaning set forth in Section 2.2(a).

“control” (including its correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

“Employee Holdco I” shall have the meaning set forth in the preamble.

“Employee Holdco II” has the meaning set forth in the preamble.

“Employee Holder” means any current or former employee or service provider (that is an individual) of the Company or any of its Subsidiaries that held (directly or indirectly through any other Person) any Company Securities as of the IPO or any Affiliate, Trust or Family Member thereof.

“Endeavor Manager” means Endeavor Manager, LLC, a Delaware limited liability company.

“Endeavor Manager LLC Agreement” means the Limited Liability Company Agreement of Endeavor Manager, dated as of the date hereof, as amended from time to time.

“Endeavor Operating Company” means Endeavor Operating Company, LLC, a Delaware limited liability company.

“Endeavor Operating LLC Agreement” means the Third Amended and Restated Limited Liability Company Agreement of Endeavor Operating Company, dated as of the date hereof, as amended from time to time.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Executive Committee” means the Executive Committee of the Company as defined in the Company Charter.

“Executive Director” has the meaning set forth in Section 2.2(a).

“Executive Equityholders” has the meaning set forth in the preamble.

“Executive Holdco” has the meaning set forth in the preamble.

“Executive Holding Companies” has the meaning set forth in the preamble.

“Executive Ownership Minimum” means, as of any date of determination, a number of shares of Class A Common Stock equal to 5% of the total number of outstanding shares of Class A Common Stock, in each case determined (x) assuming the redemption of all outstanding Common Units (determined assuming the exchange of all outstanding Profits Units exchangeable pursuant to the Endeavor Operating LLC Agreement (without regard to any timing, vesting, or other restrictions on exchange contained therein)) redeemable pursuant to the Endeavor Operating LLC Agreement or the Endeavor Manager LLC Agreement in exchange for shares of Class A Common Stock (without regard to any timing, vesting or other restrictions on redemption contained therein and assuming no redemptions for cash), and (y) except as provided in the foregoing clause (x), without regard to the conversion, exercise, exchange or redemption of any other securities into or for shares of Class A Common Stock.

“Executive Holdco Step-Down” has the meaning set forth in Section 2.2(a).

“Executive Parties” means the Executive Equityholders or any Affiliated Transferee of the Executive Equityholders.

“Executive Trust” has the meaning set forth in the preamble.

“GIC/CPP Step-Down” means, such time as (a) in the case of GIC, the Aggregate GIC Ownership is equal to a number of shares of Class A Common Stock (determined on an “as-converted” basis taking into account any and all securities convertible into, or exercisable, exchangeable or redeemable for, shares of Class A Common Stock (including Common Units that are redeemable pursuant to the Endeavor Operating LLC Agreement (without regard to any timing or other restrictions on redemption contained therein and assuming no redemptions for cash)) that is less than 50% of the Aggregate GIC Ownership as of the date hereof, as adjusted for any stock split, stock dividend, reverse stock split, combination, recapitalization, reclassification or similar event and (b) in the case of CPPIB, the Aggregate CPP Ownership is equal to a number of shares of Class A Common Stock (determined on an “as-converted” basis taking into account any and all securities convertible into, or exercisable, exchangeable or redeemable for, shares of Class A Common Stock (including Common Units that are redeemable pursuant to the Endeavor Operating LLC Agreement (without regard to any timing or other restrictions on redemption contained therein and assuming no redemptions for cash)) that is less than 50% of the Aggregate CPP Ownership as of the date hereof, as adjusted for any stock split, stock dividend, reverse stock split, combination, recapitalization, reclassification or similar event.

“Governing Body” has the meaning set forth in the Company Charter.

“IPO” means the initial public offering of Company Common Stock.

“IPO Expenses” means, with respect to any Person, any and all reasonable out-of-pocket expenses (other than taxes and underwriting discounts and commissions) incurred or accrued by such Person in connection with the IPO, the reorganization of the Company and/or Endeavor Operating Company and/or their respective Subsidiaries in connection therewith, including, (i) all out-of-pocket costs and expenses of such Person in connection with or related to drafting, negotiating, reviewing and/or entering into this Agreement, the Restructuring Agreement, the Endeavor Operating LLC Agreement, the Endeavor Manager LLC Agreement and all other agreements, documents, certificates and instruments related to the IPO and the reorganization of the Company, Endeavor Operating Company, its Subsidiaries and/or Endeavor Manager in connection therewith, (ii) all out-of-pocket fees and expenses of complying with all applicable securities laws, (iii) all out-of-pocket road show, printing, messenger and delivery expenses and (iv) the fees and disbursements of outside counsel, accountants and financial advisors.

“Key Executive” shall have the meaning set forth in the preamble.

“Necessary Action” means, with respect to a specified result, all actions necessary to cause such result, including (i) voting or providing a written consent or proxy with respect to the Company Securities, whether at any annual or special meeting, by written consent or otherwise, (ii) causing the adoption of stockholders’ resolutions and amendments to organizational documents of the Company or its Subsidiaries, (iii) causing members of the Board or Governing Body, as applicable, to the extent such members were elected, nominated or designated by the Person obligated to undertake a Necessary Action, to act (subject to any applicable fiduciary duties) in a certain manner or causing them to be removed in the event they do not act in such a manner, (iv) executing agreements and instruments and (v) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, estate, joint venture, governmental authority or other entity.

“Restructuring Agreement” has the meaning set forth in the recitals.

“SL Director” has the meaning set forth in Section 2.1(a).

“Silver Lake” means SLP West Holdings, L.L.C. or any other SL Party designated in writing to the Company as such by Silver Lake.

“SL Equityholders” has the meaning set forth in the preamble.

“SL Limited Ownership Minimum” means, as of any date of determination, a number of shares of Class A Common Stock (determined on an “as-converted” basis taking into account any and all securities convertible into, or exercisable, exchangeable or redeemable for, shares of Class A Common Stock (including Common Units that are redeemable pursuant to the Endeavor Operating LLC Agreement (without regard to any timing or other restrictions on redemption contained therein and assuming no redemptions for cash)) equal to 10% of the Aggregate SL Ownership as of the date hereof, as adjusted for any stock split, stock dividend, reverse stock split, combination, recapitalization, reclassification or similar event.

“SL Ownership Minimum” means, as of any date of determination, a number of shares of Class A Common Stock (determined on an “as-converted” basis taking into account any and all securities convertible into, or exercisable, exchangeable or redeemable for, shares of Class A Common Stock (including Common Units that are redeemable pursuant to the Endeavor Operating LLC Agreement (without regard to any timing or other restrictions on redemption contained therein and assuming no redemptions for cash)) equal to 40% of the Aggregate SL Ownership as of the date hereof, as adjusted for any stock split, stock dividend, reverse stock split, combination, recapitalization, reclassification or similar event.

“SL Parties” means the SL Equityholders or any Affiliate of Silver Lake Group, L.L.C., in each case, so long as any such SL Party (i) is managed, sponsored, controlled or advised by an investment fund affiliated with Silver Lake Group, L.L.C. or by a managing member or partner controlled by a managing director of Silver Lake Group, L.L.C. and (ii) owns Company Securities.

“SLP Step-Down” has the meaning set forth in the Section 2.1(a).

“Stockholder” has the meaning set forth in the preamble.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which: (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, representatives or trustees thereof, and the right to designate a majority of such directors, representatives or trustees, is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (ii) if a limited liability company, partnership, association or other business entity, a majority of the total voting power of stock (or equivalent ownership interest) of the limited liability company, partnership, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses and shall be or control the managing member, managing director or other governing body or general partner of such limited liability company, partnership, association or other business entity.

“transfer” means, any direct or indirect, sale, exchange, assignment, pledge, hypothecation, mortgage, gift or other transfer, disposition or encumbrance, in each case, whether in its own right or by its representative, whether voluntary or involuntary or by operation of law, including by a direct or indirect transfer of equity, ownership or economic interests, or options, warrants or other contractual rights to acquire an equity, ownership or economic interest, in any Person.

“Triggering Event” has the meaning set forth in the Company Charter.

Section 1.2 Interpretive Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

ARTICLE II

CORPORATE GOVERNANCE

Section 2.1 SL Directors.

(a) The parties hereby agree that Silver Lake shall have the right, (i) so long as the Aggregate SL Ownership is equal to or exceeds the SL Ownership Minimum, to designate two (2) individuals (each, an “SL Director”) for nomination to the Board, and (ii) so long as the Aggregate SL Ownership is equal to or exceeds the SL Limited Ownership Minimum but is below the SL Ownership Minimum, to designate one (1) individual as an SL Director for nomination to the Board (this clause (ii), the “SLP Step-Down”), in each case, subject to the proper exercise of the fiduciary duties of the Board or, if then-different from the Board, the Governing Body, as applicable (or the appropriate committee or subcommittee of either of the foregoing, as applicable) with respect to director nominations.

(b) For so long as the Company Charter shall provide for the division of directors into three classes, one SL Director shall be designated as a Class II director and, so long as Silver Lake has the right to designate a second SL Director, the other SL Director will be designated as a Class III director. The initial SL Directors shall be Egon Durban (who shall be designated as a Class III director) and Stephen Evans (who shall be designated as a Class II director).

(c) In connection with the election of the Class II and Class III directors, as applicable, the Board or, if then-different from the Board, the Governing Body, shall (i) nominate the applicable SL Director for election as a director as part of the slate that is included in the proxy statement (or consent solicitation or similar document) of the Company relating to the election of directors, (ii) recommend the election of such nominee, and (iii) provide as high a level of support to cause the election of such nominee as it provides to any other individual standing for election as a director of the Company as part of the Company’s applicable slate of directors. In the event the Company Charter does not provide for the division of directors into three classes, the Board or, if then-different from the Board, the Governing Body shall (x) nominate each

SL Director for election as a director as part of the slate that is included in the proxy statement (or consent solicitation or similar document) of the Company relating to the election of directors, (y) recommend the election of such nominee, and (z) provide as high a level of support to cause the election of such nominee as it provides to any other individual standing for election as a director of the Company as part of the Company’s slate of directors. If the Governing Body is then-different from the Board, upon any such nominee’s election as a director, such director shall be appointed to the Executive Committee. In addition, so long as Silver Lake has the right to designate one (1) individual for nomination to the Board hereunder, and any such individual is then-serving on the Board, unless Silver Lake otherwise agrees, at least one (1) such director shall be appointed to each committee of the Board and sub-committee of the Executive Committee, except as otherwise required by applicable law or Stock Exchange Rules (as defined in the Company Charter) and except for the Company’s Audit Committee, 16b-3 Committee and any other committee or sub-committee evaluating a related party transaction with Silver Lake or any of its Affiliates.

(d) With respect to any SL Director to be designated by Silver Lake other than the initial SL Directors identified in Section 2.1(b), Silver Lake shall designate such SL Director for nomination by delivering to the Company a written statement at least ninety (90) days prior to the one-year anniversary of the preceding annual meeting nominating directors, or such shorter period as is agreed in writing by the Company, and setting forth such individual’s business address, telephone number, facsimile number and e-mail address; provided, that if Silver Lake shall fail to deliver such written notice, Silver Lake shall be deemed to have designated the SL Director(s) previously designated (or designated pursuant to this Section 2.1(d)) by Silver Lake who are currently serving on the Board; provided, further, that in the event that an SL Director becomes permanently disabled or dies or otherwise resigns within ninety (90) days prior to the one-year anniversary of the preceding annual meeting, Silver Lake shall be permitted to designate a replacement SL Director and the Company shall use its reasonable best efforts to comply with its obligations herein, including filing and disseminating an amendment to the proxy statement (or consent solicitation or similar document) of the Company relating to the election of directors to cause the election of such replacement SL Director. If the Governing Body is then-different from the Board, upon any such nominee’s election as a director, such director shall be appointed to the Executive Committee.

(e) Silver Lake shall have the right to request the removal of an SL Director from the Board, subject to the rights of holders of Company Securities (other than the other Stockholders that are parties hereto) under applicable law. The Executive Parties agree with the SL Parties and the Company, and the other Stockholders party hereto hereby agree with the Company, in each case that they will not take any action to remove (and will oppose any action to remove) an SL Director from the Board (and, if then-different from the Board, the Governing Body) unless (i) the removal is a removal “for cause” as defined for purposes of Delaware law and as determined by final, non-appealable judgment of a court of competent jurisdiction in the state of Delaware, (ii) the removal is at the request of Silver Lake in accordance with this Section 2.1(e) or (iii) the Governing Body (excluding the SL Directors) has requested Silver Lake to cause all SL

Directors to resign from the Board (and, if then-different from the Board, the Governing Body) pursuant to Section 2.1(f). In addition, the Executive Parties agree with the SL Parties and the Company, and the other Stockholders party hereto agree with the Company, in each case that they shall take all Necessary Action reasonably available within their power to cause the removal of any SL Director at the request of Silver Lake. Except to the extent Silver Lake loses its designation rights as described in Section 2.1(f) below, Silver Lake shall have the right to designate for appointment to the Board a director to fill any vacancy created by reason of the permanent disability, death, removal or resignation of an SL Director, and the Executive Parties and the Company agree with the SL Parties, and the other Stockholders party hereto agree with the Company, in each case that they shall take all Necessary Action reasonably available within their power to cause any such vacancy to be filled by such designee as promptly as practicable (and if the Governing Body is then-different from the Board, upon any such designee’s appointment to such vacancy, such designee shall be appointed to the Executive Committee). In addition, with respect to any SL Director to be designated by Silver Lake other than a managing director (or more senior officer) of an SL Party or any of its affiliated management companies, Silver Lake shall select such SL Director in consultation with the nominating committee of the Board, if such committee is in existence (and if no such committee is in existence, then in consultation with the Governing Body). Silver Lake shall use reasonable best efforts to cause each SL Director at all times to comply with the Company’s corporate policies, including, its code of ethics, and Silver Lake shall promptly request the removal of any SL Director who fails to comply with such corporate policies after reasonable notice from the Company is provided to Silver Lake and such SL Director and such SL Director is given a reasonable opportunity to comply with such corporate policies; provided, that (A) the Company has provided such SL Director a written copy of such corporate policies reasonably in advance of the date on which such SL Director is obligated to comply therewith, (B) such corporate policies apply to all members of the Board in an equal manner and do not on their face apply differently or disproportionately to the SL Directors as compared to other members of the Board and (C) such corporate policies are enforced by the Company and its Subsidiaries against all members of the Board equally and to the same extent; provided, further, that such corporate policies shall not conflict with or otherwise be inconsistent with any agreement entered into by any SL Party (x) with the Company, Endeavor Operating Company or any of their respective Subsidiaries in connection with the IPO, including this Agreement, or (y) with the underwriters to the IPO in connection with the IPO or otherwise create any liability or obligation of the SL Director that is not reasonable or customary for public companies whose boards of directors include professionals from private equity firms or financial sponsors.

(f) If at any time the Aggregate SL Ownership is less than the SL Ownership Minimum but equals or exceeds the SL Limited Ownership Minimum, Silver Lake shall, unless otherwise requested by the Company in writing, cause one (1) SL Director to immediately resign from the Board and, if then different from the Board, the Governing Body, and Silver Lake shall no longer have the right to designate two (2) directors for nomination to the Board (but, subject to the immediately subsequent sentence, shall have the right to designate one (1) director for nomination to the Board). If at any time the Aggregate SL Ownership is less than the SL Limited Ownership Minimum and the SL Ownership Minimum, Silver Lake shall, if requested by the Governing Body (excluding the SL Directors) in writing, cause all SL Directors to promptly resign from the Board and, if then different from the Board, the Governing Body.

(g) If at any time Silver Lake causes (or is required to cause) one or more of its SL Directors to resign from the Board and, if applicable, the Governing Body, pursuant to Section 2.1(f), Executive Holdco shall have the right, so long as the Continued Employment Condition remains satisfied, to designate one (1) or two (2) individuals, as applicable, for nomination to the Board to fill such vacancies, subject to the proper exercise of the fiduciary duties of the Board or, if then-different from the Board, the Governing Body, as applicable (or the appropriate committee or subcommittee of either of the foregoing) with respect to director nominations. Any such individuals designated by Executive Holdco in accordance with this Section 2.1(g) shall be deemed additional “Executive Directors” (as defined below) and treated in accordance with Section 2.2). If the Governing Body is then-different from the Board, upon any such nominee’s election as a director, such director shall be appointed to the Executive Committee.

(h) For the avoidance of doubt, any member of the Board and, if then-different from the Board, the Governing Body, other than the SL Directors and the Executive Directors may be removed from the Board (or Governing Body, as applicable) in accordance with the provisions of the Company Charter and the Company By-laws.

(i) The Company shall reimburse the SL Directors and any other director affiliated with any of the SL Parties for all reasonable out-of-pocket costs and expenses (including travel expenses) incurred in connection with such director’s attendance and participation at meetings of the Board, if then-different from the Board, the Governing Body, or any committee or subcommittee of either of the foregoing.

(j) For so long as a SL Director is serving on the Board, (i) any share ownership requirement for any SL Director serving on the Board of Directors will be deemed satisfied by the securities owned by the SL Parties and their Affiliates and (ii) under no circumstances shall any policy, procedure, code, rule, standard or guideline applicable to the Board and adopted by the Company restrict the number of boards of directors of other companies on which any SL Director may serve, and, in each case of (i) and (ii), it is agreed that any such policies in effect from time to time that purport to impose terms inconsistent with this Section 2.2(j) shall not apply to the extent inconsistent with this Section 2.2(j) (but shall otherwise be applicable to the SL Directors).

Section 2.2 Executive Directors.

(a) The parties hereby agree that Executive Holdco shall have the right, (i) to designate two (2) individuals initially, and to designate up to two (2) additional individuals in accordance with Section 2.1(g) and Section 2.2(d) (each, an “Executive Director”), for nomination to the Board, so long as either Key Executive is employed as Chief Executive Officer or Executive Chairman of the Company (the “Continued Employment Condition”) and (ii) to the extent the Continued Employment Condition is no longer satisfied, to designate one (1) individual as an Executive Director for nomination to the Board, so long as the Aggregate Executive Ownership is equal to or exceeds the Executive Ownership Minimum or a Triggering Event described in clause (ii) of the definition thereof has not otherwise occurred (this clause (ii), the “Executive Holdco Step-Down”), in each case, subject to the proper exercise of the fiduciary duties of the Board or if then-different from the Board, the Governing Body (or the appropriate committee or subcommittee of either of the foregoing) with respect to director nominations.

(b) For so long as the Company Charter shall provide for the division of directors into three classes, one Executive Director shall be designated as a Class II director and, so long as Executive Holdco has the right to designate a second Executive Director, the other Executive Director shall be designated as a Class III director. The initial Executive Directors shall be the Key Executives (with Ariel Emanuel being designated as the initial Class III director and Patrick Whitesell being the initial Class II director).

(c) In connection with the election of Class II and Class III directors, as applicable, the Board or, if then-different from the Board, the Governing Body, shall nominate the applicable Executive Director for election as a director as part of the slate that is included in the proxy statement (or consent solicitation or similar document) of the Company relating to the election of directors, shall recommend the election of such nominee, and shall provide as high a level of support to cause the election of such nominee as it provides to any other individual standing for election as a director of the Company as part of the Company’s applicable slate of directors. In the event the Company Charter does not provide for the division of directors into three classes, the Board or, if then-different from the Board, the Governing Body, shall nominate each Executive Director for election as a director as part of the slate that is included in the proxy statement (or consent solicitation or similar document) of the Company relating to the election of directors, shall recommend the election of such nominee, and shall provide as high a level of support to cause the election of such nominee as it provides to any other individual standing for election as a director of the Company as part of the Company’s slate of directors. If the Governing Body is then-different from the Board, upon any such nominee’s election as a director, such director shall be appointed to the Executive Committee. In addition, so long as Executive Holdco has the right to designate one (1) individual for nomination to the Board hereunder, and any such individual is then-serving on the Board, unless Executive Holdco otherwise agrees, at least one (1) such director shall be appointed to each committee of the Board and sub-committee of the Executive Committee, except as otherwise required by applicable law or Stock Exchange Rules (as defined in the Company Charter) and except for the Company’s Audit Committee, 16b-3 Committee and any other committee or sub-committee evaluating a related party transaction with Executive Holdco or any of its Affiliates.

(d) With respect to any Executive Director to be designated by Executive Holdco other than the initial Executive Directors identified in Section 2.2(b), including any Executive Directors designated in accordance with this Section 2.2(d) or in accordance with Section 2.1(g) above, Executive Holdco shall designate such Executive Director for nomination by delivering to the Company a written statement at least ninety (90) days prior to the one-year anniversary of the preceding annual meeting nominating directors, or such shorter period as is agreed in writing by the Company, and setting forth such individual’s business address, telephone number, facsimile number and e-mail address; provided, that if Executive Holdco shall fail to deliver such written notice, Executive Holdco shall be deemed to have designated the Executive Director(s) previously designated (or designated pursuant to this Section 2.2(d)) by Executive Holdco who are currently serving on the Board; provided, further, that in the event that an Executive Director becomes permanently disabled or dies or otherwise resigns within ninety (90) days prior to the one-year anniversary of the preceding annual meeting, Executive Holdco shall be permitted to designate a replacement Executive Director and the Company shall use its reasonable best efforts to comply with its obligations herein, including filing and disseminating an amendment to the proxy statement (or consent solicitation or similar document) of the Company relating to the election of directors to cause the election of such replacement Executive Director. If the Governing Body is then-different from the Board, upon any such nominee’s election as a director, such director shall be appointed to the Executive Committee.

(e) Executive Holdco shall have the right to request the removal an Executive Director from the Board, subject to the rights of holders of Company Securities (other than the other Stockholder parties hereto) under applicable law. The SL Parties agree with the Executive Parties and the Company, and the other Stockholders party hereto hereby agree with the Company, in each case that they will not take any action to remove (and will oppose any action to remove) an Executive Director from the Board (and, if then-different from the Board, the Governing Body) unless (i) the removal is a removal “for cause” as defined for purposes of Delaware law and as determined by final non-appealable judgment of a court of competent jurisdiction in the state of Delaware, (ii) the removal is at the request of Executive Holdco in accordance with this Section 2.2(e) or (iii) the Governing Body (excluding the Executive Directors) has requested Executive Holdco to cause all Executive Directors to resign from the Board (and, if then-different from the Board, the Governing Body) pursuant to Section 2.2(f). In addition, the SL Parties agree with the Executive Parties and the Company, and the other Stockholders party hereto agree with the Company, in each case that they shall take all Necessary Action reasonably available within their power to cause the removal of any Executive Director at the request of Executive Holdco. Except to the extent Executive Holdco loses its designation rights as described in Section 2.2(f) below, Executive Holdco shall have the right to designate for appointment to the Board a director to fill any vacancy created by reason of the permanent disability, death, removal or resignation of an Executive Director, and the SL Parties agree with the Executive Parties and the Company, and the other Stockholder parties hereto agree with the Company that, in each case they shall take all Necessary Action reasonably available within their power to cause any such vacancy to be filled by such designee as promptly as practicable (and if the Governing Body is then-different from the Board, upon any such designee’s appointment to such vacancy, such designee shall be appointed to the Executive Committee). In addition, with respect to any Executive Director to be designated by Executive Holdco other than the Key Executives or any senior executive of the Company or any of its Affiliates, Executive Holdco shall select such Executive Director in consultation with the nominating committee of the Board, if such committee is in existence (and if no such committee is in existence, then in consultation with the Governing Body). Executive Holdco shall use reasonable best efforts to cause each Executive Director (other than with respect to any Executive Director that is a Key Executive or employee of the Company or any of its Affiliates) at all times to comply with the Company’s corporate policies, including, its code of ethics, and Executive Holdco shall promptly request the removal of any Executive Director who fails to comply with such corporate policies after reasonable notice from the Company is provided to Executive Holdco and such Executive Director and such Executive Director is given a reasonable opportunity to comply with such corporate policies; provided, that (A) the Company has provided such Executive Director a written copy of such corporate policies reasonably in advance of the date on which such Executive Director is obligated to comply therewith, (B) such corporate policies apply to all members of the Board in an equal manner and do not apply differently or disproportionately to the Executive Directors as compared to other members of the Board and (C) such corporate policies are enforced by the Company and its Subsidiaries against all members of the Board equally and to the same extent; provided, further, that such corporate policies shall not conflict with or otherwise be inconsistent with any agreement entered into by any Executive Party (x) with the Company, Endeavor Operating Company or any of their respective Subsidiaries in connection with the IPO, including this Agreement, or (y) with the underwriters to the IPO in connection with the IPO or otherwise create any liability or obligation of the Executive Director that is not reasonable or customary for public companies whose boards of directors include professionals from private equity firms or financial sponsors.

(f) If at any time the Continued Employment Condition is not satisfied, Executive Holdco shall, unless otherwise requested by the Company in writing, cause one (1) Executive Director to immediately resign from the Board and, if then-different from the Board, the Governing Body, and Executive Holdco shall no longer have the right to designate two (2) directors for nomination to the Board pursuant to Section 2.2(a) (but, subject to the immediately subsequent sentence, shall have the right to designate one (1) director for nomination to the Board pursuant to Section 2.2(a)). If at any time the Continued Employment Condition is no longer satisfied, the Aggregate Executive Ownership is less than the Executive Ownership Minimum and a Triggering Event described in clause (ii) of the definition thereof has occurred, Executive Holdco shall, if requested by the Governing Body (excluding the Executive Directors) in writing, cause all Executive Directors to promptly resign from the Board and, if then-different from the Board, the Governing Body.

(g) For the avoidance of doubt, any member of the Board and, if then-different from the Board, the Governing Body, other than the SL Directors and the Executive Directors may be removed from the Board (or Governing Body, as applicable) in accordance with the provisions of the Company Charter and the Company By-laws.

(h) The Company shall reimburse the Executive Directors and any other director affiliated with Executive Holdco for all reasonable out-of-pocket costs and expenses (including travel expenses) incurred in connection with such director’s attendance and participation at meetings of the Board, if then-different from the Board, the Governing Body, or any committee or subcommittee of either of the foregoing.

(i) Notwithstanding anything herein to the contrary, in the event there exists any vacancy on the Board (and/or Governing Body, as applicable), and Executive Holdco is entitled to designate a replacement for nomination to fill such vacancy pursuant to the terms hereof, if either Key Executive remains as an Executive Director, such Key Executive shall be entitled to exercise such designation right in lieu of Executive Holdco, and all references to “Executive Holdco” herein with respect to such designation shall be deemed to be a reference to such Key Executive.

Section 2.3 Voting Agreement.

(a) Each of the SL Parties and the Executive Parties agree with each other and the Company, and the other Stockholders party hereto agree with the Company, in each case (i) to take all Necessary Action reasonably available within its power, including casting all votes to which such party is entitled in respect of its Company Securities, whether at any annual or special meeting, by written consent or otherwise, so as to cause the election to the Board (and, if applicable, Governing Body) of (x) the SL Directors (including any replacement nominees designated in accordance with Section 2.1(d) above) and (y) the Executive Directors (including any replacement nominees designated in accordance with Section 2.2(d) above and any designees in accordance with Section 2.1(g) above), and to otherwise effect the intent of this Article II and (ii) not to grant, or enter into a binding agreement with respect to, any proxy to any Person in respect of such Stockholder’s Company Securities that would prohibit such Stockholder from casting such votes in accordance with clause (i).

(b) Each Stockholder party hereto agrees with the Company (i) to take all Necessary Action reasonably available within their power, including casting all votes to which such party is entitled in respect of its Company Securities, whether at any annual or special meeting, by written consent or otherwise, so as to vote its Company Securities on all matters submitted to the stockholders of the Company in accordance with the recommendation of the Governing Body and (ii) not to grant, or enter into a binding agreement with respect to, any proxy to any Person in respect of such party’s Company Securities that would prohibit such party from casting such votes in accordance with clause (i); provided, that, notwithstanding the foregoing, (x) following an Executive Holdco Step-Down or dissolution of the Executive Committee in accordance with the Company Charter, the Executive Equityholders may only vote their shares in a manner consistent with how any Executive Director voted at the Governing Body level, and (y) following an SLP Step-Down or GIC/CPP Step-Down, as applicable, this Section 2.3(b) shall not apply to the SL Equityholders, GIC or CPPIB, as applicable (A) with respect to any vote, written consent or other agreement, in each case in respect of any amendment to the Company Charter that would have a disproportionate and material adverse effect on the SL Equityholders, GIC or CPPIB, as applicable, as compared to other holders of the same class of Company Securities or any Change of Control (as defined in the Endeavor Operating LLC Agreement) or (B) as the Company may otherwise consent.

(c) In the event that any party hereto transfers, directly or indirectly, any Company Securities to any Affiliated Transferees, such party shall, as a condition to any such transfer, require, among other things, such transferee to enter into a Joinder Agreement in the form attached hereto as Annex A to become party to this Agreement and be deemed to be a party for all purposes herein. If any such transferee is an individual and married, such party shall, as a condition to such transfer, cause such transferee to deliver to the Company, Silver Lake and Executive Holdco a duly executed copy of a Spousal Consent in the form attached hereto as Annex B.

(d) Each Stockholder (other than the Executive Parties and the SL Parties) hereby constitutes and appoints as the proxies of such Stockholder, and hereby grants a power of attorney, to (a) the Chief Executive Officer of the Company and (b) a stockholder or other person designated by the Governing Body, and each of them, with full power and substitution, with respect to the matters set forth herein, and hereby authorizes each of them to represent and to vote, if and only if such Stockholder (i) fails to vote or (ii) attempts to vote (whether by proxy, in person or by written consent) in a manner which is inconsistent with the terms of this Agreement, all of such Stockholder’s Company Securities in the manner provided in this Section 2.3, and hereby authorizes each of them to take any Necessary Action to give effect to the provisions contained in this Section 2.3. Each of the proxy and power of attorney granted in this Section 2.3(d) is given in consideration of the agreements and covenants of the parties in connection with the transactions contemplated by this Agreement and, as such, each is coupled with an interest and shall be irrevocable until this Agreement terminates pursuant to its terms or this Section 2.3 is amended to remove such grant of proxy and power of attorney in accordance with Section 4.5 hereof. Each Stockholder granting a proxy and power of attorney hereunder hereby revokes any and all previous proxies or powers of attorney with respect to such Stockholder’s Company Securities and shall not hereafter, until this Agreement terminates pursuant to its terms or this Section 2.3 is amended to remove this provision in accordance with Section 4.5 hereof, grant, or purport to grant, any other proxy or power of attorney with respect to such Company Securities, deposit any of such Company Securities into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or power of attorney or give instructions with respect to the voting of any of such Company Securities, in each case, with respect to any of the matters set forth in this Agreement.

Section 2.4 Controlled Company.

(a) The SL Parties and Executive Parties acknowledge and agree that, (i) by virtue of this Article II, they are acting as a “group” within the meaning of the Stock Exchange Rules as of the date hereof, and (ii) by virtue of the combined voting power of Company Common Stock held by the SL Parties and the Executive Parties representing more than 50% of the total voting power of the Company Common Stock outstanding as of the date of the closing of the IPO, the Company qualifies as of the date of the closing of the IPO as a “controlled company” within the meaning of Stock Exchange Rules.

(b) So long as the Company qualifies as a “controlled company” for purposes of Stock Exchange Rules, the Company will elect to be a “controlled company” for purposes of Stock Exchange Rules, and will disclose in its annual meeting proxy statement that it is a “controlled company” and the basis for that determination. If the Company ceases to qualify as a “controlled company” for purposes of Stock Exchange Rules, the SL Parties, the Executive Parties and the Company will take whatever action may be reasonably necessary in relation to such party, if any, to cause the Company to comply with Stock Exchange Rules as then in effect within the timeframe for compliance available under such rules.

ARTICLE III

OTHER COVENANTS AND AGREEMENTS

Section 3.1 Indemnification Agreements. The Company has entered into and shall at all times maintain in effect an indemnification agreement with each SL Director and Executive Director in such form as has been previously agreed to by each of the Company and Silver Lake or Executive Holdco, as applicable.

Section 3.2 IPO Expenses. The Company shall promptly pay or reimburse, or cause to be paid or reimbursed, all IPO Expenses of the SL Parties, GIC, CPPIB and the Executive Parties.

Section 3.3 Company Charter; Company By-laws; Corporate Opportunities. The Company Charter, as may be amended, supplemented and/or restated from time to time, shall provide for a renunciation of corporate opportunities presented to the Executive Parties, the SL Parties, any of the Company’s non-employee directors (and their respective Affiliates and director designees) to the maximum extent permitted by Section 122(17) of the Delaware General Corporation Law and on the terms and conditions set forth in Section 10 of the Company Charter as in effect on the date hereof. The SLP Parties and the Executive Parties agree with each other and the Company and the other parties hereto agree with the Company that they shall take all Necessary Action reasonably available within their power, including, to the extent necessary, voting all of their Company Securities and executing proxies or written consents, as the case may be, to ensure that the provisions in respect of corporate opportunities and director and officer indemnification, exculpation and advancement of expenses set forth in the Company Charter in the form set forth in Exhibit I are not amended, modified or supplemented in any manner, without the prior written consent of Silver Lake and Executive Holdco.

Section 3.4 Conflicting Organizational Document Provisions. The SLP Parties and the Executive Parties agree with each other and the Company and the other parties hereto agree with the Company that they shall vote all of their Company Securities and execute proxies or written consents, as the case may be, and shall take all Necessary Action reasonably available within their power, to ensure that the Company Charter, Company By-laws and Executive Committee Charter each (i) facilitate, and do not at any time conflict with, any provision of this Agreement and (ii) permit the SL Parties and Executive Holdco to receive the benefits to which they are entitled under this Agreement. In the event of any ambiguity or conflict arising between the terms of this Agreement and those of the Company Charter, Company By-laws, and/or the Executive Committee Charter, the Company and the other parties hereto shall take all Necessary Action reasonably available within their power to amend the Company Charter, Company By-laws, and/or the Executive Committee Charter, as the case may be, to eliminate such ambiguity or conflict such that the terms of this Agreement shall prevail. The parties hereto acknowledge and agree that the Company Charter, in the form attached hereto as Exhibit I, Company By-laws, in the form attached hereto as Exhibit II, and the Executive Committee Charter, in the form adopted as of ___, 2021, (x) do not conflict with any provision of this Agreement and (y) permit the SL Parties and Executive Holdco to receive the benefits to which they are entitled under this Agreement.

Section 3.5 Executive Committee Charter. Notwithstanding anything to the contrary contained in the Company Charter, Company By-laws or this Agreement, prior to a Triggering Event, the Executive Committee Charter may not be altered, amended or repealed in any respect, nor may any provision or by-law inconsistent therewith be adopted without the approval of (i) Ariel Emanuel and Patrick Whitesell, in each case, so long as he is then a member of the Executive Committee and (ii) for so long as SL Parties are entitled to designate two Directors for nomination to the Governing Body pursuant to the Stockholders Agreement, at least one SL Director.

Section 3.6 Acquisition or Disposition of Class A Shares. After the date hereof, each of the Stockholders agrees that, for so long as any such party has obligations under Article II, if such party acquires or disposes of beneficial ownership (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act) of shares of Class A Common Stock, such party shall promptly (and in no event later than two (2) calendar days following the date of such acquisition or disposition) notify (i) in the case of the SL Parties and the Executive Parties, the other SL Parties and Executive Parties and the Company and (ii) in the case of any other Stockholders, the Company.

Section 3.7 Inspection Rights. On reasonable notice and during regular business hours, each Stockholder that has the right to designate a director of the Company pursuant to this Agreement or holds at least 5% of the total number of outstanding shares of Class A Common Stock, in each case determined (x) assuming the redemption of all outstanding Common Units (determined assuming the exchange of all outstanding Profits Units exchangeable pursuant to the Endeavor Operating LLC Agreement (without regard to any timing, vesting or other restrictions on exchange contained therein)) redeemable pursuant to the Endeavor Operating LLC Agreement or Endeavor Manager LLC Agreement (without regard to any timing, vesting or other restrictions on redemption contained therein and assuming no exchanges for cash), and (y) except as provided in the foregoing clause (x), without regard to the conversion, exercise, exchange or redemption of any other securities into or for shares of Class A Common Stock shall have the right to inspect the books and records of the Company or any of its Subsidiaries for any purpose reasonably related to such Stockholder’s equity interest in the Company; provided, that, the Company shall have the right to keep confidential from any Stockholder that does not have the right to designate a director of the Company pursuant to this Agreement, for such period of time as the Company deems reasonable, any information which the Company reasonably believes to be privileged, in the nature of trade secrets or any other information the disclosure of which the Company in good faith believes is not in the best interest of the Company, could damage the Company or its business or which the Company is required by law or by agreement with a third party to keep confidential or could constitute a waiver of confidential privilege.

Section 3.8 Cash Redemption. So long as there exists any SL Party that holds Class A Common Stock that was issued to such SL Party (or its Affiliated transferor) as of the closing of the IPO, and any other SL Party that holds any Common Units that were issued to such SL Party (or its Affiliated transferor) as of the closing of the IPO, if the SL Party holding the Common Units desires to effect a Redemption (in accordance with, and as defined in, the Endeavor Operating LLC Agreement), PubCo shall not, and shall cause Endeavor Operating Company not to, settle such Redemption with a Cash Settlement (as defined in the Endeavor Operating LLC Agreement) without the prior written consent of the applicable SL Party.

ARTICLE IV

GENERAL

Section 4.1 Assignment. The rights and obligations hereunder shall not be assignable without the prior written consent of the other parties hereto. Any attempted assignment of rights or obligations in violation of this Section 4.1 shall be null and void. Notwithstanding the foregoing, the rights of the Executive Holding Companies shall be assignable to the Key Executives or an Affiliate or Affiliated Transferee thereof without the prior written consent of the other parties hereto.

Section 4.2 Expenses. Except as set forth above in Section 3.2, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such cost or expense.

Section 4.3 Termination. If not otherwise stipulated, the rights and obligations of the parties hereto under Article II of this Agreement shall terminate automatically (without any action by any party hereto) as of the date Silver Lake no longer has the right to designate an SL Director for nomination to the Board and Executive Holdco no longer has the right to designate an Executive Director for nomination to the Board, in each case, pursuant to Article II hereof, and the rights and obligations of the respective parties hereto under Article III shall terminate as provided therein. This Agreement shall terminate with respect to a particular Stockholder as of the date such Stockholder no longer holds any Company Securities. Each SL Equityholder and Executive Equityholder may terminate any of its rights, but not its obligations, set forth in this Agreement, in whole or in part, by delivering written notice of such termination to the Company. Without limitation of the preceding sentence, from and after the eighth anniversary of the date hereof, (i) if at any time the Aggregate SL Ownership is below the SL Limited Ownership Minimum, the SL Equityholders may terminate their rights and obligations under Article II, in whole but not in part, by delivering written notice of such termination to the Company, and (ii) if at any time the Aggregate Executive Ownership is below the Executive Ownership Minimum, the Executive Equityholders may terminate their rights and obligations under Article II, in whole but not in part, by delivering written notice of such termination to the Company; provided that, in connection with any termination under this sentence, (x) the shares of Class Y Common Stock held by the SL Equityholders (in connection with a termination pursuant to the foregoing clause (i)) or the Executive Equityholders (in connection with a termination pursuant to the foregoing clause (ii)) shall be transferred to the Company for no consideration and retired by the Company pursuant to Section 6.3 of the Company Charter and (y) the SL Equityholders shall cause the SL Directors to resign from the Board (in connection with a termination pursuant to the foregoing clause (i)) or the Executive Equityholders shall cause the Executive Directors to resign from the Board (in connection with a termination pursuant to the foregoing clause (ii)); and provided, further, that the right of termination set forth in this sentence shall only be available if, immediately following the retirement of shares of Class Y Common Stock pursuant to clause (x) of the preceding proviso, the combined voting power of the Company Common Stock held by the Stockholders that would remain subject to the voting obligations set forth in Section 2.3 following such termination would represent more than 60% of the total voting power of the Company Common Stock. If, at any time, Executive Holdco no longer has the right to designate any directors for nomination to the Board or Governing Body and Silver Lake no longer has the right to designate any directors for nomination to the Board or Governing Body, then any Stockholder may transfer the shares of Class Y Common Stock held by such Stockholder to the Company for no consideration, upon which transfer such shares of Class Y Common Stock shall be retired by the Company pursuant to Section 6.3 of the Company Charter.

Section 4.4 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other governmental authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

Section 4.5 Entire Agreement; Amendment.

(a) This Agreement sets forth the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement. This Agreement or any provision thereof may only be amended, modified or waived, in whole or in part, at any time by an instrument in writing signed by (1) (i) the Company, (ii) Executive Holdco and (iii) Silver Lake on behalf of the SL Parties and (2) solely to the extent such amendment by its terms substantively and materially increases the obligations of any other party hereunder, such other party.

(b) No waiver of any provision or default under, nor consent to any exception to, the terms of this Agreement or any agreement contemplated hereby shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided. In the event that any of the obligations of the SL Parties are waived or released hereunder, then the reciprocal obligations of GIC and CPPIB hereunder shall be similarly released or waived on an equitable basis, taking into account all relevant facts and circumstances attendant thereto.

Section 4.6 Counterparts; Electronic Signature. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Delivery of an executed signature page to this Agreement by facsimile transmission or electronic delivery (i.e. by email of a PDF signature page) shall be as effective as delivery of a manually signed counterpart of this Agreement and shall constitute and original for all purposes. The parties hereto hereby agree that this Agreement may be executed by way of electronic signatures and that the electronic signature has the same binding effect as a physical signature. For the avoidance of doubt, the parties hereto further agree that this Agreement, or any part thereof, shall not be denied legal effect, validity or enforceability solely on the ground that it is in the form of an electronic record.

Section 4.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State that would result in the application of the laws of any other State.

Section 4.8 Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Chancery Court (or in the event, but only in the event, that such court does not have subject matter jurisdiction over such action or proceeding, the Superior Court of the State of Delaware (Complex Commercial Division) or, if subject matter jurisdiction over the action or proceeding is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware) and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 4.10 shall be deemed effective service of process on such party.

Section 4.9 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR TRANSACTIONS CONTEMPLATED HEREBY.

Section 4.10 No Presumption. With regard to each and every term and condition of this Agreement, the parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and if at any time the parties hereto desire or are required to interpret or construe any such term or condition, no consideration will be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement.

Section 4.11 Immunity Waiver. Each party hereto acknowledges that it is a separate entity distinct from its ultimate shareholders and/or the executive organs of the government of any state and is capable of suing and being sued. The entry by each party hereto into this Agreement constitutes, and the exercise by each party hereto of its respective rights and performance of its respective obligations hereunder will constitute, private and commercial acts performed for private and commercial purposes that shall not be deemed as being entered into in the exercise of any public function.

Section 4.12 Specific Performance. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that, in the event of any such failure, an aggrieved other party or third-party beneficiary specified in Section 4.14 will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled (in addition to any other remedy to which such party may be entitled at law or in equity) to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties shall raise the defense that there is an adequate remedy at law.

Section 4.13 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and received). All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt. All such notices, requests and other communications to any party hereunder shall be given to such party as follows or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto.

If to the Company, addressed to it at:

c/o Endeavor Group Holdings, Inc. 9601 Wilshire Boulevard, 3rd Floor
Beverly Hills, California 90210
Attention: Chief Executive Officer
Executive Chairman
General Counsel
Facsimile No.: ***
E-mail: ***

With copies (which shall not constitute actual or constructive notice) to:

Latham & Watkins LLP
1271 Avenue of the Americas
New York, NY 10020
Attention: Justin G. Hamill
Marc D. Jaffe
Ian D. Schuman
Jonathan P. Solomon
Facsimile No.: (212) 751-4864
E-mail: ***
***
***
***

If to any of the SL Parties, addressed to it at:

c/o Silver Lake Partners 2775 Sand Hill Road, Suite 100
Menlo Park, California 94025
Attention: Karen King
Facsimile No.: (650) 233-8125
E-mail: ***

and

c/o Silver Lake Partners 55 Hudson Yards 550 West 34th Street 40th Floor
New York, NY 10001
Attention: Andrew J. Schader
Facsimile No.: (212) 981-3535
E-mail: ***

With copies (which shall not constitute actual or constructive notice) to:

Simpson Thacher & Bartlett LLP 2475 Hanover Street
Palo Alto, California 94304
Attention: Daniel N. Webb
Facsimile No.: (650) 251-5002
E-mail: ***

If to any of the other parties hereto, to the address set forth on the books and records of the Company.

Section 4.14 Binding Effect; Third Party Beneficiaries. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement shall create any third-party beneficiary rights in favor of any Person or other party, except to the extent provided herein with respect to Affiliates and Affiliated Transferees, each of whom are intended third-party beneficiaries of those provisions that specifically relate to them with the right to enforce such provisions as if they were a party hereto. Except as provided in this Section 4.14 and Section 4.17, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

Section 4.15 Further Assurances. The parties hereto will sign such further documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things necessary, proper or advisable in order to give full effect to this Agreement and every provision hereof.

Section 4.16 Table of Contents, Headings and Captions. The table of contents, headings, subheadings and captions contained in this Agreement are included for convenience of reference only, and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

Section 4.17 No Recourse. This Agreement may only be enforced against, and any claims or cause of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, controlling person, fiduciary, agent, attorney or representative of any party hereto, or any past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, controlling person, fiduciary, agent, attorney or representative of any of the foregoing shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

[Signatures on Next Page]

IN WITNESS WHEREOF, each of the parties hereto has caused this Stockholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

COMPANY:

ENDEAVOR GROUP HOLDINGS, INC.

By:
Name:
Title:

THE EXECUTIVE PARTIES:

ENDEAVOR EXECUTIVE HOLDCO, LLC

By:
Name:
Title:

ENDEAVOR EXECUTIVE PIU HOLDCO, LLC

By:
Name:
Title:

ENDEAVOR EXECUTIVE II HOLDCO, LLC

By:
Name:
Title:

THE ARIEL Z. EMANUEL LIVING TRUST, DATED NOVEMBER 13, 2017

By:
Name: Ariel Emanuel
Title: Trustee

Ariel Emanuel

Patrick Whitesell

SILVER LAKE PARTIES:

SLP WEST HOLDINGS, L.L.C.

By:

By:
Title: Managing Member

SLP WEST HOLDINGS II, L.L.C.

By:

By:
Title: Managing Member

SLP WEST HOLDINGS III, L.P.

By:

By:
Title:

SLP WEST HOLDINGS IV, L.P.

By:

By:
Title:

SLP IV WEST FEEDER I, LP

By:

By:
Title:

SL SPV-1 WEST FEEDER I, LP

By:

By:
Title:

SLP WEST HOLDINGS CO-INVEST, L.P.

By:

By:
Title:

SLP WEST HOLDINGS CO-INVEST II, L.P.

By:

By:
Title:

SLP WEST HOLDINGS CO-INVEST FEEDER II CORP.

By:

By:
Title:

SLP IV BASQUIAT FEEDER II, L.P.

By: Silver Lake Technology Associates IV, L.P., its general partner

By: SLTA IV (GP), L.L.C., its general partner

By: Silver Lake Group, L.L.C., its managing member

By:
Name:
Title:

SILVER LAKE PARTNERS IV DE (AIV III), L.P.

By: Silver Lake Technology Associates IV, L.P., its general partner

By: SLTA IV (GP), L.L.C., its general partner

By: Silver Lake Group, L.L.C., its managing member

By:
Name:
Title:

SILVER LAKE TECHNOLOGY INVESTORS IV (DELAWARE II), L.P.

By: Silver Lake Technology Associates IV, L.P., its general partner

By: SLTA IV (GP), L.L.C., its general partner

By: Silver Lake Group, L.L.C., its managing member

By:
Name:
Title:

Silver Lake Partners VI DE (AIV), L.P.

By: [•]

By: [•]

By:
Name:
Title:

Silver Lake Technology Investors VI, L.P.

By: [•]

By: [•]

By:
Name:
Title:

HS INVESTMENTS (A) LP

By:

By:
Title:

HS INVESTMENTS NA5 LIMITED

By:

By:
Title:

HS INVESTMENTS (W) LIMITED

By:

By:
Title:

SCC GROWTH IV HOLDCO II, LTD.

By:

By:
Title:

YACHT INVESTMENT HOLDINGS LLC

By:
Title:

SIXJOY LLC

By:

By:
Title: Managing Member

WC HOLDCO (DELAWARE) LLC

By:

By:
Title:

ATREUS HOLDINGS LLC

By:

By:
Title

JASMINE VENTURES PTE LTD.

By:

By:
Title:

CPP INVESTMENT BOARD (USRE III) INC.

By:

By:
Title:

Exhibit I

Company Charter

[See attached.]

Exhibit II

Company By-laws

[See attached.]

Annex A

FORM OF

JOINDER AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Stockholders Agreement, dated as of                     , 2021 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Stockholders Agreement”) by and among Endeavor Group Holdings, Inc., Endeavor Executive Holdco, LLC, Endeavor Executive PIU Holdco, LLC, Endeavor Executive II Holdco, LLC, The Ariel Z. Emanuel Living Trust, dated November 13, 2017, Ariel Emanuel, Patrick Whitesell, SLP West Holdings, L.L.C., SLP West Holdings II, L.L.C., SLP West Holdings III, L.P., SLP IV West Feeder I, LP, SL SPV-1 West Feeder I, LP, SLP West Holdings Co-Invest, L.P., SLP West Holdings Co-Invest II, L.P., Silver Lake Technology Investors IV (Delaware II), L.P., Silver Lake Partners IV DE (AIV III), L.P., SLP IV Basquiat Feeder I LP, HS Investments (A) LP, HS Investments NA5 Limited, HS Investments (W) Limited, SCC Growth IV Holdco II, Ltd., Jet2 Investment Holdings Limited, Sixjoy LLC, WC HoldCo (Delaware) LLC, Atreus Holdings LLC, Jasmine Ventures Pte Ltd. and CPP Investment Board (USRE III) Inc. and any other Persons thereto or who become a party thereto in accordance with the terms thereof. Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Stockholders Agreement.

By executing and delivering this Joinder Agreement to the Stockholders Agreement, the undersigned hereby adopts and approves the Stockholders Agreement and agrees, effective commencing on the date hereof and as a condition to the undersigned’s becoming the beneficial owner and/or transferee of Company Securities, to become a party to, and to be bound by and comply with the provisions of, the Stockholders Agreement in the same manner as if the undersigned were an original signatory to the Stockholders Agreement.

The undersigned acknowledges and agrees that the provisions of Article IV of the Stockholders Agreement are incorporated herein by reference, mutatis mutandis.

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the __ day of ____________, _____.

(Signature of Affiliated Transferee)

(Print Name of Affiliated Transferee)

Address:

Telephone:
Facsimile:
Email:

AGREED AND ACCEPTED as of the ____ day of ____________, _____.

ENDEAVOR GROUP HOLDINGS, INC.

By:
Name:
Title:

Annex B

FORM OF

SPOUSAL CONSENT

In consideration of the execution of that certain Stockholders Agreement, dated as of , 2021 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Stockholders Agreement”) by and among Endeavor Group Holdings, Inc., Endeavor Executive Holdco, LLC, Endeavor Executive PIU Holdco, LLC, Endeavor Executive II Holdco, LLC, The Ariel Z. Emanuel Living Trust, dated November 13, 2017, Ariel Emanuel, Patrick Whitesell, SLP West Holdings, L.L.C., SLP West Holdings II, L.L.C., SLP West Holdings III, L.P., SLP IV West Feeder I, LP, SL SPV-1 West Feeder I, LP, SLP West Holdings Co-Invest, L.P., SLP West Holdings Co-Invest II, L.P., Silver Lake Technology Investors IV (Delaware II), L.P., Silver Lake Partners IV DE (AIV III), L.P., SLP IV Basquiat Feeder I LP, HS Investments (A) LP, HS Investments NA5 Limited, HS Investments (W) Limited, SCC Growth IV Holdco II, Ltd., Jet2 Investment Holdings Limited, Sixjoy LLC, WC HoldCo (Delaware) LLC, Atreus Holdings LLC, Jasmine Ventures Pte Ltd. and CPP Investment Board (USRE III) Inc. and any other Persons who are or may become a party thereto in accordance with the terms thereof, I, ____________________, the spouse of ___________________________, who is a party to the Stockholders Agreement, do hereby join with my spouse in executing the foregoing Stockholders Agreement and do hereby agree to be bound by all of the terms and provisions thereof, in consideration of the issuance, acquisition or receipt of Company Securities and all other interests I may have in the shares and securities subject thereto, whether the interest may be pursuant to community property laws or similar laws relating to marital property in effect in the state or province of my or our residence as of the date of signing this consent. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Stockholders Agreement.

Dated as of _______ __, ____
(Signature of Spouse)

(Print Name of Spouse)